Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), dated May 20, 2021, is entered into by and between Grom Social Enterprises, Inc., a Florida corporation (the “Company”), and the holder of the Company’s Series B 8% Convertible Preferred Stock (“Series B Preferred Stock”) set forth on the signature page hereto (the “Holder”).

WHEREAS, the Holder is currently the holder of _______________ shares of the Company’s Series B Preferred Stock, par value $0.001 per share, issued by the Company (the “Series B Shares”); and

WHEREAS, the Holder desires to exchange all the Series B Shares it owns, including all dividends payable thereon, on a one-for-one basis, into shares of Series C 8% Convertible Preferred Stock of the Company (the “Series C Preferred Stock”), the terms, preferences and rights as described in the Certificate of Designation of the Series C 8% Convertible Preferred Stock (the “Certificate of Designation”), which is annexed hereto as Exhibit A, and the Company agrees to effectuate such exchange, all on the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                  The Exchange.

(a)        Issuance of Series C Shares; Cancellation of Series B Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company shall issue to the Holder _______________ shares of Series C Preferred Stock (the “Series C Shares”) in exchange for the cancellation of the Series B Shares owned by the Holder, including without limitation, all accrued dividends thereon (such exchange hereinafter referred to as the “Exchange”).

(b) Section 3(a)(9) Transaction. It is the intent of the parties that the Exchange be effectuated pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereunder, and that, therefore, the holding period of the original issuance of the Series B Shares will, for securities law purposes, be tacked to the holding period of the Series C Shares.

(c)        Release. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Holder hereby releases, waives, discharges and relinquishes any and all rights, claims, demands, contentions and causes of action of every kind, nature, character and description whatsoever, whether known or unknown, suspected or unsuspected, apparent or concealed, fixed or contingent, arising from owning the Series B Shares on or before the Closing Date (as defined below), which it now has or hereafter may be entitled to claim against the Company, its directors, officers, managers, members, agents and employees (the “Released Parties”), including without limiting the generality of foregoing, all claims arising from or in connection with or otherwise resulting from any matter, event, state of facts, claim, contention or cause whatsoever, occurring or existing in connection with or relating to the Series B Shares on or before the Closing Date (collectively, the “Claims”). The Holder agrees that the waiver and release described in this Section 1(c) applies to all Claims, whether or not the Holder currently knows about them or suspects that they exist. Notwithstanding anything to the contrary expressed or implied herein, however, none of the foregoing released Claims shall include any claims against a Released Party arising by reason of such Released Party’s breach of this Agreement. In addition, none of the foregoing releases extend to any breach of this Agreement, and no remedies for any such breach are being released herein.

2.                  Closing Deliveries.

(a)                  At or promptly after the Closing (as defined below), the Company shall deliver to the Holder (i) a stock certificate or certificates in the name of the Holder evidencing the Series C Shares, free and clear of all liens and encumbrances, other than those imposed pursuant to the Securities Act, or other evidence that the Series C Shares have been issued in book entry form; and (ii) such other documents, certificates or other information as Holder or its counsel may reasonably request.

(b)               At the Closing, the Holder shall deliver to the Company:

(i)                 a duly executed signature to this Agreement;

(ii)              a duly executed irrevocable proxy in the form attached hereto as Exhibit B, granting the person appointed therein as the Holder’s proxy to vote the Series C Shares and other securities of the Company the Holder holds; and

(iii)            the stock certificate representing the Series B Shares for cancellation, if applicable.

3.                  The Closing. The closing of the Exchange (the “Closing”) shall take place at the offices of the Company, and shall be deemed to have occurred as of the date the Certificate of Designation has been filed with the Secretary of State of the State of Florida (the “Closing Date”).

4.                  Representations and Warranties of the Company. As of the date of this Agreement and as of the Closing, the Company hereby represents and warrants to the Holder that the following representations and warranties are true and complete as of each respective date:

(a)               Organization and Standing. The Company is a corporation duly organized, validly existing under, and by virtue of, the laws of the State of Florida, and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

(b)               Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby, to effectuate the Exchange, to sell and issue the Series C Shares and to carry out and perform its obligations under the terms of this Agreement.

(c)               Authorization. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the (i) authorization, execution, delivery and performance of this Agreement, (ii) authorization, sale, issuance and delivery of the Series C Shares and (iii) performance of all of the Company’s obligations hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed by the Company and constitutes (or will constitute) the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d)               No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the articles of incorporation or bylaws of the Company; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any agreement or other instrument to which the Company is a party. No consent, approval, waiver or authorization is required to be obtained by the Company from any person in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby, other than the filing of a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”).

(e)               Valid Issuance of Stock. The Series C Shares have been duly authorized and, when issued, sold and delivered in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable. The shares of common stock issuable upon due conversion of the Series C Preferred Stock will be duly and validly issued, fully paid and nonassessable. The Series C Shares will be free and clear of any liens or encumbrances; provided, however, that the Series C Shares shall be subject to restrictions on transfer under state and/or federal securities laws. None of the Series C Shares will be subject to any preemptive rights or rights of first refusal.

(f)                Exemption. It is the intention of the Company that the Exchange be made pursuant to an exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(9) thereunder.

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5.                  Representations and Warranties of the Holder. As of the date of this Agreement and as of the Closing, the Holder hereby represents and warrants to the Company that the following representations and warranties are true and complete as of each respective date:

(a)               Organization and Standing. If the Holder is an entity, the Holder is duly organized, validly existing under, and by virtue of, the laws of the state of its incorporation or formation, as the case may be, and is in good standing under such laws.

(b)               Corporate Power. The Holder has all power and authority to execute and deliver this Agreement, purchase the Series C Shares, effectuate the Exchange, and carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby.

(c)               Authorization. All action on the part of the Holder necessary for the authorization, execution, delivery and performance of this Agreement, the purchase of the Series C Shares, and the performance of all of the Holder’s obligations hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed by the Holder and constitutes the valid and legally binding obligation of the Holder, enforceable against it in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d)               For Holder’s Account. The Holder represents and confirms that the Series C Shares to be issued to the Holder in the Exchange are being and will be acquired for the Holder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof.

(e)               Accredited Investor and Investment Experience. The Holder is an accredited investor, as such term is defined in Regulation D promulgated under the Securities Act. The Holder represents that is and its representatives are experienced in evaluating and investing in securities of companies similar as the Company and that the Holder can bear the economic risk of an investment in the Series C Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Series C Shares in exchange for the Series B Shares.

(f)                Ownership of the Series B Shares. The Holder is the exclusive beneficial and record owner of the Series B Shares. The Holder has good, valid and marketable title to the Series B Shares, free and clear of all liens, hypothecations, pledges, charges or other encumbrances and any preemptive or subscription rights, and has not assigned or otherwise transferred or granted any interest in any of the Series B Shares to any person.

(g)               No Consents. The Holder is not required to obtain any order, consent, approval or authorization of any person or entity in connection with the execution and delivery of this Agreement or the Exchange.

(h)               Information on Company. The Holder has been furnished with all information it has requested from the Company and considered all factors the Holder deems material in deciding on the advisability of converting its Series B Shares to the Series C Shares. The Holder has been afforded the opportunity to ask questions of and receive answers from duly authorized officers and/or other representatives of the Company and any additional information which the Holder had requested. The Holder has also reviewed all information including the terms hereof and of the Preferred Stock, with their counsel and professional tax or economic advisers and understands the risks relating hereto.

The Holder understands that the auditors of the Company have expressed their concern as to the viability of the Company and issued a going concern opinion with respect to the Company.

(i)                 Compliance with Securities Act. The Holder understands and agrees that the Series C Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Holder contained herein), and that such Series C Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(j)       No other representations. The Holder is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Holder has relied solely on its own advisors. No representations or warranties have been made to the Holder by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in effectuating the Exchange the Holder is not relying upon any representations other than those contained herein.

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(k)       Series C Shares Legend. The Series C Shares shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO [THE COMPANY] THAT SUCH REGISTRATION IS NOT REQUIRED."

(l)       Communication of Offer. The offer for the Exchange was directly communicated to the Holder by the Company. At no time was the Holder presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(m)       Restricted Securities. The Holder understands that the Series C Shares have not been registered under the Securities Act and such Holder will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Series C Shares unless pursuant to an effective registration statement under the Securities Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Holder may transfer (with an opinion of counsel satisfactory to the Company and its counsel) the Series C Shares to its Affiliates (as defined below), provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(n)       No Governmental Review. The Holder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Exchange or the Series C Shares or the suitability of the Exchange nor have such authorities passed upon or endorsed the merits of the Exchange.

(o)       Correctness of Representations. Each Holder represents that the foregoing representations and warranties are true and accurate as of the date hereof and shall survive the issuance and delivery of the Series C Shares. If, in any respect, those representations and warranties shall not be true and accurate prior to the Closing Date, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. It is specifically understood and agreed by the Holder that neither the Company nor its officers or directors has made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated operations, investment returns, cash flows, profits or losses of the Company.

(p)       Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

6.                  Miscellaneous.

(a)               Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)               Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Florida without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Florida.

(c)               Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures received by pdf or email shall be deemed to be original signatures.

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(d)               Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)               Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) if delivered personally, when received, (b) if transmitted by facsimile or email, on the date of transmission with receipt of a transmittal confirmation or (c) if by courier service, on the second (2nd) business day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service. A party may change or supplement the addresses given in the signature pages hereto, or designate additional addresses, for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

(f)                Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(g)               Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of Page Intentionally Omitted; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned, being the duly authorized representatives of the parties, have executed this Agreement as of the date set forth above.

GROM SOCIAL ENTERPRISES, INC.

By: ___________________________________
Name: Darren Marks
Title: Chief Executive Officer

ACCEPTED AND AGREED:

HOLDER (individual)	HOLDER (entity)

Signature	Name of Entity

Print Name	Signature of Authorized Person

Address	Print Name

Title
Taxpayer ID#

Address

Taxpayer ID#

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EXHIBIT A

Certificate of Designation of the Series C 8% Convertible Preferred Stock

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EXHIBIT B

IRREVOCABLE PROXY

The undersigned, being the legal and beneficial holder of _______________ shares of Series C 8% Convertible Preferred Stock (the “Series C Shares”) of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Darren Marks and Melvin Leiner, the attorney and proxy of the undersigned with full power of substitution, to the fullest extent of the undersigned’s rights with respect to the Series C Shares, and any and all other securities of the Company owned of record and beneficially by the undersigned, and any and all other interests or securities issued or issuable in respect thereof on or after the date hereof, or which the undersigned may acquire after the date hereof (collectively, the “Securities”). Upon the execution hereof, the undersigned agrees that no subsequent proxies will be given with respect to any of the Securities.

This proxy is irrevocable and coupled with an interest. This proxy shall remain in full force and effect for two years after the date hereof.

The attorney and proxy named above shall be empowered at any time to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Securities) of the undersigned in his own discretion at every annual or special meeting of the shareholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the shareholders of the Company in lieu of any such meeting.

This proxy shall be binding upon the heirs, estates, executors, personal representatives, successors and assigns of the undersigned. If any provision of this proxy or any part of any such provision is held under any circumstance to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Upon any such determination, the undersigned agrees with the attorney and proxy named above to negotiate in good faith to modify this proxy so as to effect the original intent of the parties.

Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of the _______ day of ____________, 2021.

(Individual)	(Entity)

Signature	Name of Entity

Print Name	Signature of Authorized Person

Name

Title

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